Exhibit 31.1

CERTIFICATION
PURSUANT TO EXCHANGE ACT RULE 13a-14(a) AND 15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I Andrew H. Reich, certify that:

1. I have reviewed this amendment no. 1 to the annual report on Form 10-K of Siebert Financial Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Andrew H. Reich	Date: April 30, 2018
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary
(principal executive, financial and accounting officer)